                                                                    EXHIBIT 23.6


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 15, 1998, with respect to the consolidated financial statements of Trico Industries, Inc. for the years ended December 31, 1996 and 1995 included in EVI, Inc.'s Amendment No. 1 to Form 8-K dated December 2, 1997 on Form 8-K/A filed with the Securities and Exchange Commission.


ERNST & YOUNG LLP

San Antonio, Texas
May 26, 1998